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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       The Charles Schwab Family of Funds
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                (Name of Registrant as Specified in its Charter)

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      (Name of Person(s) Filing Proxy Statement., if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

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         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

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[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:
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         2)  Form, Schedule or Registration Statement No.:
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         3)  Filing Party:
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         4)  Date Filed:
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                                IMPORTANT NOTICE



May 15, 2000

Dear Shareholder:

Please find enclosed proxy materials that affect your SCHWAB MONEY MARKET FUND investment. According to our records, you have NOT yet voted your proxy. NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE IS IMPORTANT. PLEASE VOTE AS SOON AS POSSIBLE TO HELP SAVE FURTHER SOLICITATION EXPENSES, ALL OF WHICH ARE PAID BY THE SCHWABFUNDS AND THEIR SHAREHOLDERS.

Voting your shares is easy - you can use any of the methods below:

     -    INTERNET - go to www.proxyvote.com

     -    TOUCH-TONE TELEPHONE - 1-800-690-6903

     - MAIL - Complete, sign & date the cards and mail in the enclosed pre-paid postage envelope

Thank you for your attention to this important matter.

Sincerely,


Jeremiah H. Chafkin
President, SchwabFunds